UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): February 11, 2005
                                                       -----------------

                         Centennial Communication Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-19603                          06-1242753
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        (Commission File Number)      (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
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          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure of Directors or Principal Officers; Election of
                ---------------------------------------------------------
                Directors; Appointment of Principal Officers.
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(b)  On February 11, 2005, Thomas E. Bucks,  Senior Vice President,  Controller,
     announced his intention to resign from Centennial effective February 22, 2005.

(c) On February 11, 2005, Frank Hunt, Vice President, Controller for Centennial's Caribbean operations was appointed to replace Mr. Bucks as Senior Vice President, Controller, effective February 22, 2005. Mr. Hunt is 40 years of age, has been with Centennial since 1997 and has held numerous positions within Centennial's corporate and Caribbean finance and billing organizations. It is expected that Centennial and Mr. Hunt will enter into a one-year employment agreement that provides for an annual base salary of $200,000 and a target bonus of $100,000. The term of Mr. Hunt's employment agreement will automatically renew for subsequent one-year terms unless Centennial or Mr. Hunt give notice of non-renewal. It is expected that Mr. Hunt's employment agreement will provide for one-year of severance in the event of his termination of employment under specified circumstances. During his employment term and for a period of one year following the termination of his employment, it is expected that Mr. Hunt will be subject to certain non-competition and non-solicitation provisions.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:    /s/ Tony L. Wolk
                                          --------------------------------------
Date:  February 15, 2005                  Tony L. Wolk
                                          Senior Vice President, General Counsel

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